                                              Rule 497(d)
                                              Reg. No. 333-38796





                  Government Securities Equity Trust Series 11

                            Supplement to Prospectus
                              Dated January 7, 2002


                                 Exchange Option

     You may elect to exchange any or all of your units of any series of Government Securities Equity Trust for Units of this Trust. The applicable sales charge in connection with the exchange will be $25 per 100 units of the Trust. If the remaining deferred sales charge exceeds $25 per 100 Units at the time of exchange, the purchase price of the Units per 100 Units will be credited by the amount that the remaining deferred sales charge exceeds $25 per 100 Units. If the remaining DSC is less than the applicable sales charge, the Unit will be subject to the remaining DSC and the sales charge payable at the time of the exchange will be the difference between the amount of the sales charge and the remaining DSC.